UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 8, 2020

PARK NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street,	P.O. Box 3500,	Newark,	Ohio	43058-3500
(Address of principal executive offices) (Zip Code)

(740)	349-8451
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PRK	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Not applicable
(e)	The Compensation Committee of the Board of Directors (the "Compensation Committee") of Park National Corporation (“Park”) met on December 8, 2020 to determine the 2021 base salary (the “2021 Base Salary”) for each of Park’s executive officers, the incentive compensation for the twelve-month period ended September 30, 2020 (the "2020 Incentive Compensation") to be paid to each of Park’s executive officers and equity-based awards to be granted to Park's executive officers effective on January 1, 2021. In determining both base salary and incentive compensation, the Compensation Committee considers, as one of the relevant factors, Park’s performance relative to Park's peer bank holding companies (the financial services holding companies included in the Midwest Regional Compensation Peer Group and the Industry Index of financial services holding companies (excluding corporations classified for federal income tax purposes as "S" corporations) in the United States with total consolidated assets of $3 billion to $10 billion (the "$3B to $10B Industry Index")), measured in each case by the return on average equity and return on average assets for the twelve-month period ended September 30, 2020. The 2021 Base Salary is effective January 1, 2021 and the 2020 Incentive Compensation is expected to be paid in March 2021.

The following table shows the 2021 Base Salary and the 2020 Incentive Compensation for each of Park's executive officers:

Name	2020 Base Salary	2021 Base Salary	2020 Incentive Compensation
C. Daniel DeLawder[1]	$287,500	$287,500	$87,500
David L. Trautman[2]	$785,000	$785,000	$314,500
Matthew R. Miller[3]	$575,000	$575,000	$225,000
Brady T. Burt[4]	$375,000	$375,000	$177,000

______________________________________
1 Mr. DeLawder serves as Chairman of the Executive Committee of each of the Park Board of Directors and the Board of Directors of Park's national bank subsidiary The Park National Bank ("PNB") and as a full-time executive employee of PNB.

2 Mr. Trautman serves as Chairman of the Board and Chief Executive Officer of each of Park and PNB.

3 Mr. Miller serves as President of each of Park and PNB.

4 Mr. Burt serves as Chief Financial Officer, Secretary and Treasurer of Park and as Senior Vice President and Chief Financial Officer of PNB.
Park National Corporation 2017 Long-Term Incentive Plan for Employees - Performance-Based Restricted Stock Unit Awards
On December 8, 2020, the Compensation Committee approved the grant of awards (the “2021 PBRSU Awards”) of performance-based restricted stock units (“PBRSUs”) to each of Messrs. Trautman, Miller and Burt, which 2021 PBRSU Award grants are to be effective on January 1, 2021, subject to the terms and conditions of Park’s 2017 Long-Term Incentive Plan for Employees (the “2017 Employees LTIP”) and the award agreements evidencing the 2021 PBRSU Awards.

The following table shows the minimum/target number of PBRSUs which may be earned (the “Target Award”) and the maximum number of PBRSUs which may be earned (the “Maximum Award”) in respect of the 2021 PBRSU Award to be granted to each of Messrs. Trautman, Miller and Burt:

Name and Position	Target Award	Maximum Award
David L. Trautman Chairman of the Board and Chief Executive Officer of each Park and PNB	3,000 PBRSUs	4,500 PBRSUs

Matthew R. Miller President of each Park and PNB	2,250 PBRSUs	3,375 PBRSUs

Brady T. Burt Chief Financial Officer, Secretary and Treasurer of Park; Senior Vice President and Chief Financial Officer of PNB	2,000 PBRSUs	3,000 PBRSUs

The number of PBRSUs earned and settled or, in the alternative, forfeited will be based upon Park’s performance, measured by Park’s cumulative return on average assets (“ROA”) for the three-year performance period beginning January 1, 2021 and ending December 31, 2023 (the “Performance Period”), relative to the cumulative ROA results for the Performance Period for the $3B to $10B Industry Index. However, no PBRSUs will be earned by Messrs. Trautman, Miller and Burt if Park’s consolidated net income for each fiscal year during the Performance Period has not equaled or exceeded an amount equal to 110% of all cash dividends declared and paid by Park during such fiscal year.

Park’s performance at the 50th percentile and the 80th percentile of the Peer Group’s performance will result in Messrs. Trautman, Miller and Burt earning PBRSUs representing the Target Award and the Maximum Award, respectively (interpolated on a straight line basis for performance at percentiles between these specified percentiles), covered by their respective grants.

Any PBRSUs earned based on Park’s performance relative to the Peer Group will also be subject to a service-based vesting requirement. One-half of the PBRSUs earned in respect of the Performance Period will vest and be settled in Park common shares (on a one-for-one basis) on the date the Compensation Committee determines and certifies the number of PBRSUs earned in respect of the Performance Period (the “Certification Date”) if the executive officer earning such PBRSUs is still employed by Park or one of Park's subsidiaries on the Certification Date. On the first anniversary of the Certification Date, the other half of the PBRSUs earned in respect of the Performance Period will vest and be settled in Park common shares (on a one-for-one basis) if the executive officer earning such PBRSUs is still employed by Park or one of Park's subsidiaries on the first anniversary of the Certification Date. Subject to the terms of the award agreement evidencing each 2021 PBRSU Award, none of the Park common shares received by Messrs. Trautman, Miller and Burt upon settlement of earned and vested PBRSUs may be sold, transferred, assigned or otherwise similarly disposed of by him for a period of five years after the date of settlement.

Each award agreement evidencing a 2021 PBRSU Award also addresses the effect of termination of employment of the executive officer to whom the 2021 BPRSU Award is granted, the effect of a defined “Change in Control” for purposes of the 2017 Employees LTIP and events the occurrence of which will result in the forfeiture of the PBRSUs and any common shares delivered pursuant to the award agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: December 11, 2020	By:	/s/ Brady T. Burt
Brady T. Burt
Chief Financial Officer, Secretary and Treasurer

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